P R O S P E C T U S

                                                                    SMITH BARNEY
                                                         Oregon Municipals Fund

                                                            AUGUST 28, 1998

                                                   PROSPECTUS BEGINS ON PAGE ONE
LOGO Smith Barney Mutual Funds
     Investing for your future.
     Every day.

PROSPECTUS
                                                           August 28, 1998

Smith Barney Oregon Municipals Fund
388 Greenwich Street
New York, New York 10013
(800) 451-2010

  Smith Barney Oregon Municipals Fund (the "Fund") is a non-diversified munici-pal fund that seeks to provide Oregon investors with as high a level of divi-dend income exempt from Federal income tax and Oregon state personal income tax as is consistent with prudent investment management and preservation of capi-tal.

  This Prospectus concisely sets forth certain information about the Fund, including sales charges, distribution and service fees and expenses, that pro-spective investors will find helpful in making an investment decision. Invest-ors are encouraged to read this Prospectus carefully and retain it for future reference.

  Additional information about the Fund is contained in a Statement of Addi-tional Information (the "SAI") dated August 28, 1998, as amended or supple-mented from time to time, that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

MUTUAL MANAGEMENT CORP.
Investment Adviser and Administrator

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

PROSPECTUS SUMMARY                              3
-------------------------------------------------
FINANCIAL HIGHLIGHTS                           10
-------------------------------------------------
INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES   12
-------------------------------------------------
OREGON MUNICIPAL SECURITIES                    18
-------------------------------------------------
VALUATION OF SHARES                            19
-------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES             20
-------------------------------------------------
PURCHASE OF SHARES                             22
-------------------------------------------------
EXCHANGE PRIVILEGE                             29
-------------------------------------------------
REDEMPTION OF SHARES                           32
-------------------------------------------------
MINIMUM ACCOUNT SIZE                           35
-------------------------------------------------
PERFORMANCE                                    35
-------------------------------------------------
MANAGEMENT OF THE FUND                         36
-------------------------------------------------
DISTRIBUTOR                                    38
-------------------------------------------------
ADDITIONAL INFORMATION                         39
-------------------------------------------------

--------------------------------------------------------------------------------

  No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction.

--------------------------------------------------------------------------------

PROSPECTUS SUMMARY

The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the SAI. Cross references in this summary are to headings in the Prospectus. See "Table of Contents."

INVESTMENT OBJECTIVE The Fund is an open-end, non-diversified, management investment company that seeks to provide Oregon investors with as high a level of dividend income exempt from Federal income taxes and Oregon state personal income tax as is consistent with prudent investment management and the preser-vation of capital. Its investments consist primarily of intermediate- and long-term investment-grade municipal securities issued by the State of Oregon, local governments in the State of Oregon and certain other municipal issuers such as the Commonwealth of Puerto Rico ("Oregon Municipal Securities") that pay inter-est which is excluded from gross income for Federal income tax purposes and exempt from Oregon state personal income taxes. Intermediate- and long-term securities generally have remaining maturities at the time of purchase of three to in excess of twenty years. See "Investment Objective and Management Poli-cies."

ALTERNATIVE PURCHASE ARRANGEMENTS The Fund offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class L shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $15,000,000. See "Purchase of Shares" and "Redemption of Shares."

  Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 4.00% of the purchase price and are subject to an annual service fee of 0.15% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Pro-spectus Summary--Reduced or No Initial Sales Charge."

  Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual service fee of 0.15% and an annual distribution fee of 0.50% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

  Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares--Deferred Sales Charge Alternatives."

  Class L Shares. Class L shares are sold at net asset value plus an initial sales charge of 1.00% of the purchase price. They are subject to an annual service fee of 0.15% and an annual distribution fee of 0.55% of the average daily net assets of the Class, and investors pay a CDSC of 1.00% if they redeem Class L shares within 12 months of purchase. This CDSC may be waived for certain redemptions. The Class L shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A and Class B shares. Purchases of Fund shares which, when combined with current holdings of Class L shares of the Fund, equal or exceed $500,000 in the aggregate should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

  Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $15,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.

  In deciding which Class of Fund shares to purchase, investors should con-sider the following factors, as well as any other relevant facts and circum-stances:

  Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of this Class. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case. Finally, Class L shares which have a lower upfront sales charge but are sub-ject to higher distribution fees than Class A shares, are suitable for invest-ors who are not investing or intending to invest an amount which would receive a substantive sales charge discount and who have a short-term or undetermined time frame.

  Finally, investors should consider the effect of the CDSC period and any con-version rights of the Classes in the context of their own investment time frame. For example, while Class L shares have a shorter CDSC period than Class B shares, they do not have a conversion feature, and therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class L shares to investors with longer term investment outlooks.

  Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers, and the entire purchase price will be immediately invested in the Fund. In addition, Class A share pur-chases which, when combined with current holdings of Class A shares offered with a sales charge, equal or exceed $500,000 in the aggregate will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 aggregate investment may be met by adding the purchase to the net asset value of all Class A shares, offered with a sales charge, held in funds sponsored by Smith Barney Inc. ("Smith Barney") listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Pur-chase of Shares."

  Smith Barney Financial Consultants may receive different compensation for selling different Classes of shares. Investors should understand that the pur-pose of the CDSC on the Class B and Class L shares is the same as that of an initial sales charge. See "Purchase of Shares" and "Management of the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.

PURCHASE OF SHARES Shares may be purchased through the Fund's distributor, Smith Barney, a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. See "Purchase of Shares."

INVESTMENT MINIMUMS Investors in Class A, Class B and Class L shares may open an account by making an initial investment of at least $1,000. Investors in Class Y shares may open an account for an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. The minimum investment for Class A, Class B and Class L shares and the subsequent invest-ment for all Classes through the Systematic Investment Plan are described below.

SYSTEMATIC INVESTMENT PLAN The Fund offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Fund shares. The minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent invest-ment requirement for all Classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25 and on a quarterly basis is $50. See "Purchase of Shares."

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Re-demption of Shares."

MANAGEMENT OF THE FUND Mutual Management Corp. ("MMC" or the "Adviser") (for-merly known as Smith Barney Mutual Funds Management Inc.) serves as the Fund's investment adviser and administrator. The Adviser provides investment advisory and management services to investment companies affiliated with Smith Barney. The Adviser is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly-owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged through its subsidiaries principally in four business segments: Investment Services, including Asset Management, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. See "Management of the Fund."

EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds at the respective net asset values next determined. See "Exchange Privilege."

VALUATION OF SHARES Net asset value of the Fund for the prior day generally is quoted daily in the financial section of most newspapers and is also available from Smith Barney Financial Consultants. See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are paid monthly. Distributions of net realized capital gains, if any, are declared and paid annually. See "Dividends, Distributions and Taxes."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of any Class will be reinvested automatically in additional shares of the same Class at current net asset value unless otherwise specified by an investor. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Fund will achieve its investment objective. Assets of the Fund may be invested in the municipal securities of non-Oregon municipal issuers ("Other Municipal Securities" and together with Oregon Municipal Securities, "Municipal Securi-ties"). Dividends paid by the Fund which are derived from interest attribut-able to Oregon Municipal Securities will be excluded from gross income for Federal income tax purposes and exempt from Oregon state personal income taxes (but not from Oregon state franchise tax or Oregon state corporate income tax). Dividends derived from interest on obligations of non-Oregon municipal issuers will be exempt from Federal income taxes, but may be subject to Oregon state personal income taxes. Dividends derived from certain municipal securi-ties (including Oregon Municipal Securities), however, may be a specific tax item for Federal alternative minimum tax purposes. The Fund may invest without limit in securities subject to the Federal alternative minimum tax. See "In-vestment Objective and Management Policies" and "Dividends, Distributions and Taxes."

  The Fund is more susceptible to factors adversely affecting issuers of Ore-gon municipal securities than is a municipal bond fund that does not emphasize these issuers. See "Oregon Municipal Securities" in the Prospectus and "Spe-cial Considerations Relating to Oregon Municipal Securities" in the SAI for further details about the risks of investing in Oregon obligations.

  The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The Fund's assumption of large positions in the obligations of a small number of issuers may cause the Fund's share price to fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers. See "Investment Objective and Management Policies."

  The Fund generally will invest at least 75% of its assets in securities rated investment grade, and may invest the remainder of its assets in securi-ties rated as low as C by Moody's Investors Service, Inc. ("Moody's") or D by Standard & Poor's Ratings Group ("S&P"), or have an equivalent rating by any nationally recognized statistical rating organization ("NRSRO") or in unrated obligations deemed by the Adviser to be of comparable quality. Securities rated Baa by Moody's or BBB by S&P, though considered to be investment grade, have speculative characteristics. Securities rated as low as D are extremely speculative and are in actual default of interest and/or principal payments.

  There are several risks in connection with the use of certain portfolio strategies by the Fund, such as the use of when-issued securities, municipal bond index futures contracts and put and call options on interest rate futures as hedging devices, municipal leases and securities lending. See "Investment Objective and Management Policies--Certain Portfolio Strategies."

THE FUND'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Fund, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and, unless otherwise noted, the Fund's operat-ing expenses for its most recent fiscal year:

SMITH BARNEY OREGON MUNICIPALS FUND           CLASS A CLASS B CLASS L* CLASS Y
------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum sales charge imposed on purchases
    (as a percentage of offering price)       4.00%    None    1.00%    None
  Maximum CDSC (as a percentage of original
    cost or redemption proceeds, whichever is
    lower)                                    None**   4.50%   1.00%    None
------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES***
  (as a percentage of average net assets)
  Management fees (net of fee waivers)        0.12%    0.12%   0.12%    0.12%
  12b-1 fees****                              0.15     0.65    0.70     None
  Other expenses*****                         0.46     0.48    0.47     0.46
------------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                 0.73%    1.25%   1.29%    0.58%
------------------------------------------------------------------------------

    * Class L shares were previously named Class C shares effective June 12, 1998. For shareholders who owned Class C shares of the Fund as of June 12, 1998, Class L shares may be purchased without including the 1% ini-tial sales charge until June 25, 1999.

   ** Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

  *** "Management fees" have been restated to reflect the management fee waiver currently in effect for the Fund. Management fees were waived to a greater extent during the last fiscal year. Absent the fee waiver, the management fee would have been incurred at the rate of 0.50% of each Class' average daily net assets for the current fiscal year ended April 30, 1998. Absent the fee waiver and expense reimbursement, total expenses would have been incurred at the rates of 1.12%, 1.63%, 1.67% and 0.96% for Class A, Class B, Class L and Class Y shares, respectively.

 **** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class L shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class L shares may pay more than the economic equivalent of the maximum front-end sales charge per-mitted by the National Association of Securities Dealers, Inc.

***** For Class Y shares, "Other expenses" have been estimated based on expenses incurred by Class A shares because no Class Y shares were out-standing as of April 30, 1998.

  Class A shares of the Fund purchased through the Smith Barney AssetOne Pro-gram will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Smith Barney Financial Consultant.

  The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Fund shares and investors may actually pay lower or no charges depending on the amount purchased and, in the case of Class B, Class L and certain Class A shares, the length of time the shares are held. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 fee of 0.15% of the value of average daily net assets of Class A shares. Smith Barney also receives, with respect to Class B shares, an annual 12b-1 fee of 0.65% of the value of average daily assets of that Class, consisting of a 0.50% distribution fee and a 0.15% service fee. For Class L shares, Smith Barney receives an annual 12b-1 fee of 0.70% of the value of average daily net assets of the Class, consisting of a 0.55% distri-bution fee and a 0.15% service fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.


 EXAMPLE

  The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."

SMITH BARNEY
OREGON MUNICIPALS FUND                        1 YEAR 3 YEARS 5 YEARS 10 YEARS*
------------------------------------------------------------------------------
An investor would pay the following expenses
on a $1,000 investment, assuming (1) 5.00%
annual return and (2) redemption at the end
of each time period:
 Class A                                       $47     $62     $79     $127
 Class B                                        58      70      79      137
 Class L                                        33      50      80      164
 Class Y                                         6      19      32       73
------------------------------------------------------------------------------
An investor would pay the following expenses
on the same investment, assuming the same
annual return and no redemption:
 Class A                                       $47     $62     $79     $127
 Class B                                        13      40      69      137
 Class L                                        23      50      80      164
 Class Y                                         6      19      32       73
------------------------------------------------------------------------------

* Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

  The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESEN-TATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

  The following information for the three years ended April 30, 1998 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated April 30, 1998. The information for the fiscal period ended April 30, 1995 has been audited by another independent auditor. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report, which is incorporated by reference into the SAI. As of April 30, 1998, no Class Y shares were outstanding and, accordingly, no comparable information is available at this time for that class.

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR:

                                CLASS A SHARES                     CLASS B SHARES
SMITH BARNEY             -------------------------------    -------------------------------
OREGON MUNICIPALS FUND    1998    1997    1996   1995(1)     1998    1997    1996   1995(1)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
NING OF YEAR             $10.27  $10.26  $10.09  $ 9.55     $10.26  $10.25  $10.09  $ 9.55
---------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment
   income(2)               0.53    0.54    0.55    0.49       0.48    0.48    0.49    0.44
 Net realized and
   unrealized gain         0.48    0.16    0.22    0.54       0.48    0.17    0.22    0.55
---------------------------------------------------------------------------------------------
Total Income From Oper-
  ations                   1.01    0.70    0.77    1.03       0.96    0.65    0.71    0.99
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
FROM:
 Net investment income    (0.52)  (0.54)  (0.54)  (0.49)     (0.47)  (0.49)  (0.49)  (0.45)
 Net realized gains         --    (0.13)  (0.06)    --         --    (0.13)  (0.06)    --
 Excess of net realized
   gains                    --    (0.02)    --      --         --    (0.02)    --      --
---------------------------------------------------------------------------------------------
Total Distributions       (0.52)  (0.69)  (0.60)  (0.49)     (0.47)  (0.64)  (0.55)  (0.45)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  YEAR                   $10.76  $10.27  $10.26  $10.09     $10.75  $10.26  $10.25  $10.09
---------------------------------------------------------------------------------------------
TOTAL RETURN(3)            9.97%   7.01%   7.70%  11.08%++    9.43%   6.48%   7.09%  10.59%++
---------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
  (MILLIONS)                $12     $10      $8      $6        $17     $13     $10      $7
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses(2)               0.65%   0.65%   0.66%   0.82%+     1.17%   1.17%   1.21%   1.38%+
 Net investment income     4.96    5.21    5.21    5.28+      4.44    4.69    4.62    4.74+
---------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE      49%     37%     75%     30%        49%     37%     75%     30%
---------------------------------------------------------------------------------------------

(1) For the period from May 23, 1994 (inception date) to April 30, 1995.

(2) The investment adviser and administrator waived all or part of their fees for the years ended April 30, 1998, April 30, 1997 and April 30, 1996 and the period ended April 30, 1995. In addition, the investment adviser has reimbursed the Fund for $53,166, $85,446 and $64,336 in expenses for the years ended April 30, 1997 and April 30, 1996 and the period ended April 30, 1995, respectively. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                          EXPENSE RATIOS
                PER SHARE DECREASES     WITHOUT FEE WAIVERS
             IN NET INVESTMENT INCOME    AND REIMBURSEMENT
             ------------------------   ----------------------
             1998   1997   1996   1995  1998  1997  1996  1995
            ------ ------ ------ ------ ----  ----  ----  ----
   Class A   $0.05  $0.07  $0.11  $0.12 1.12% 1.41% 1.75% 2.05%+
   Class B    0.05   0.07   0.11   0.11 1.63% 1.93  2.29  2.59+

(3) Total return for Class A and B shares for the period ended April 30, 1995 includes the effect of a cash contribution from the investment adviser which was made on October 24, 1994. The total amount of this contribution was $251,349 and $221,558 for Class A and B Shares, respectively. Without this cash contribution the total returns would have been 6.23% and 5.55%, respectively.
  ++Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR:

                                            CLASS L SHARES
                                            ----------------
SMITH BARNEY
OREGON MUNICIPALS FUND               1998    1997   1996(1)
--------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR  $10.27  $10.26  $10.28
--------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment income(2)             0.47    0.47    0.45
 Net realized and unrealized gain     0.48    0.17    0.06
--------------------------------------------------------------
Total Income From Operations          0.95    0.64    0.51
--------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income               (0.46)  (0.48)  (0.47)
 Net realized gains                    --    (0.13)  (0.06)
 Excess of net realized gains          --    (0.02)      --
--------------------------------------------------------------
Total Distributions                  (0.46)  (0.63)  (0.53)
--------------------------------------------------------------
NET ASSET VALUE, END OF YEAR        $10.76  $10.27  $10.26
--------------------------------------------------------------
TOTAL RETURN                          9.38%   6.43%    4.99%++
--------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)      $2      $1    $0.6
--------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
 Expenses(2)                          1.21%   1.21%    1.25%+
 Net investment income                4.39    4.66    4.80+
--------------------------------------------------------------
PORTFOLIO TURNOVER RATE                 49%     37%      75%
--------------------------------------------------------------

(1) For the period from May 16, 1995 (inception date) to April 30, 1996.

(2) The investment adviser and administrator waived all or part of their fees for the year ended April 30, 1998, April 30, 1997 and the period ended April 30, 1996. In addition, the investment adviser has reimbursed the Fund for $53,166 and $85,446 in expenses for the year ended April 30, 1997 and the period ended April 30, 1996, respectively. If such fees were not waived and expenses were not reimbursed, the per share effect on the net invest-ment income and the expense ratios would have been as follows:

                                         EXPENSE RATIOS
               PER SHARE DECREASES     WITHOUT FEE WAIVERS
             TO NET INVESTMENT INCOME   AND REIMBURSEMENT
            -------------------------- ---------------------
              1998     1997     1996    1998    1997  1996
            -------- -------- -------- ------  ------ ------
   Class L     $0.04    $0.06    $0.10  $1.67%  $1.96  2.38%+

  ++Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

  The investment objective of the Fund is to provide Oregon investors with as high a level of dividend income exempt from Federal income taxes and Oregon state personal income tax as is consistent with prudent investment management and the preservation of capital. This investment objective may not be changed without the approval of the holders of a majority of the Fund's outstanding shares. There can be no assurance that the Fund's investment objective will be achieved.

  The Fund will operate subject to an investment policy providing that, under normal market conditions, the Fund will invest at least 80% of its net assets in Municipal Securities, and at least 65% of the aggregate principal amount of the Fund's investments in Oregon Municipal Securities, which pay interest which is excluded from gross income for Federal income tax purposes and which is exempt from Oregon state personal income tax. The Fund may invest up to 20% of its net assets in Other Municipal Securities, the interest on which is excluded from gross income for Federal income tax purposes (not including the possible applicability of a Federal alternative minimum tax), but which is subject to Oregon state personal income tax. When the Adviser believes that market conditions warrant adoption of a temporary defensive investment pos-ture, the Fund may invest without limit in Other Municipal Securities and in "Temporary Investments" as described below.

  The Fund generally will invest at least 75% of its total assets in invest-ment grade debt obligations rated no lower than Baa, MIG 3 or Prime-1 by Moody's or BBB, SP-2 or A-1 by S&P, or have the equivalent rating by any NRSRO, or in unrated obligations deemed by the Adviser to be of comparable quality. Unrated securities will be considered to be investment grade if deemed by the Adviser to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers thereof are rated Baa or bet-ter by Moody's or BBB or better by S&P. The balance of the Fund's assets may be invested in securities rated as low as C by Moody's or D by S&P or have the equivalent rating by any NRSRO, or deemed by the Adviser to be of comparable unrated securities which are sometimes referred to as "junk bonds." Securities rated Baa by Moody's or BBB by S&P, though considered to be investment grade, have speculative characteristics. Securities rated as low as D are extremely speculative and are in actual default of interest and/or principal payments. A description of the rating systems of Moody's and S&P is contained in the SAI.

  The Fund's average weighted maturity will vary from time to time based on the judgment of the Adviser. The Fund intends to focus on intermediate- and long-term obligations, that is, obligations generally having remaining maturi-ties at the time of purchase of three to in excess of twenty years.

  The value of debt securities varies inversely to changes in the direction of interest rates. When interest rates rise, the value of debt securities gener-ally falls, and when interest rates fall, the value of debt securities gener-ally rises.

  Low and Comparable Unrated Securities. While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in inter-est rate levels than the market values of higher-rated securities, the market values of certain low-rated and comparable unrated municipal securities also tend to be more sensitive than higher-rated securities to short-term corporate and industry developments and changes in economic conditions (including reces-sion) in specific regions or localities or among specific types of issuers. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk. During an economic downturn or a pro-longed period of rising interest rates, the ability of issuers of low-rated and comparable unrated securities to service their payment obligations, meet pro-jected goals or obtain additional financing may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subor-dinated to the prior payment of senior indebtedness. The Fund may incur addi-tional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

  While the market for municipal securities is considered to be generally ade-quate, the existence of limited markets for particular low-rated and comparable unrated securities may diminish the Fund's ability to (a) obtain accurate mar-ket quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets. The market for certain low-rated and comparable unrated securities is rela-tively new and has not fully weathered a major economic recession. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

  Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during the periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

  The Fund may invest in "Municipal leases," which generally are participations in intermediate- and short-term debt obligations issued by municipalities con-sisting of leases or installment purchase contracts for property or equipment. Although Municipal leases do not constitute general obligations of the munici-pality for which the municipality's taxing power is pledged, a Municipal lease is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain Munici-pal leases contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" Municipal leases are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. There is no limitation on the percentage of the Fund's assets that may be invested in Municipal leases. In evaluating Municipal leases, the Adviser will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled;
(b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likeli-hood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insur-ance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or serv-ices rather than those covered by the lease obligation.

  The Fund may invest without limit in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for pur-poses of the Federal individual and corporate alternative minimum taxes. Indi-vidual and corporate shareholders may be subject to a Federal alternative min-imum tax to the extent the Fund's dividends are derived from interest on those bonds. Dividends derived from interest income on Oregon Municipal Securities are a component of the "current earnings" adjustment item for purposes of the Federal corporate alternative minimum tax.

  The Fund may also invest in zero coupon bonds. Such bonds carry an addi-tional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investments.

  The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the pro-portion of its assets that it may invest in the obligations of a single issu-er. The Fund intends to conduct its operations, however, so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for Federal income tax and Oregon state franchise tax to the extent its earn-ings are distributed to shareholders.

To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (a) not more than 25% of the market value of the Fund's total assets will be invested in the securi-ties of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's assumption of large positions in the obligations of a small number of issuers may cause the Fund's share price to fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

  The Fund may invest without limit in debt obligations that are repayable out of revenue streams generated from economically-related projects or facilities. Sizable investments in such obligations could involve an increased risk to the Fund should any of the related projects or facilities experience financial dif-ficulties. In addition, the Fund may invest up to an aggregate of 15% of its total assets in securities with contractual or other restrictions on resale and other instruments which are not readily marketable. The Fund also is authorized to borrow up to 10% of its total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) in order to meet anticipated redemptions and to pledge its assets to the same extent in connec-tion with the borrowings.

  Further information about the Fund's investment policies, including a list of those restrictions on the Fund's investment activities that cannot be changed without shareholder approval, appears in the SAI.

  CERTAIN PORTFOLIO STRATEGIES

  In attempting to achieve its investment objective, the Fund may employ, among others, the following portfolio strategies.

  When-Issued Securities. New issues of Oregon Municipal Securities (and other tax-exempt obligations) frequently are offered on a when-issued basis, which means that delivery and payment for such securities normally take place within 15 to 45 days after the date of the commitment to purchase. The payment obliga-tion and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Oregon Municipal Secu-rities, like other investments made by the Fund, may decline or appreciate in value before their actual delivery to the Fund. Due to fluctuations in the value of securities purchased and sold on a when-issued basis, the yields obtained on these securities may be higher or lower than the yields available in the market on the date when the investments actually are delivered to the buyers. The Fund will not accrue income with respect to a when-issued security prior to its stated delivery date. The Fund will establish a segregated account with the Fund's custodian consisting of cash, debt securities of any grade or equity securities, having a value equal to or greater than the Fund's purchase commitments, provided such securities have been determined by the Adviser to be liquid and unencumbered, and are marked to market daily, pursuant to guidelines established by the Trustees. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net assets. The Fund generally will make commitments to purchase Oregon Munic-ipal Securities (and other tax-exempt obligations) on a when-issued basis only with the intention of actually acquiring the securities, but the Fund may sell such securities before the delivery date if it is deemed advisable.

  Temporary Investments. Under normal market conditions, the Fund may hold up to 20% of its total assets in cash or money market instruments, including tax-able money market instruments ("Temporary Investments"). In addition, when the Adviser believes that market conditions warrant, including when acceptable Oregon Municipal Securities are not available, the Fund may take a temporary defensive posture and invest without limitation in Temporary Investments. Tax-exempt securities eligible for short-term investment by the Fund are municipal notes having, at the time of purchase, a rating within the three highest rat-ing categories of Moody's or S&P or have the equivalent rating by any NRSRO, or, if not rated, having an issue of outstanding debt securities rated within the three highest rating categories of Moody's or S&P or have the equivalent rating by any NRSRO, and certain taxable short-term instruments having quality characteristics comparable to those for tax-exempt investments. As a defensive position only, the Fund may enter in repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the Fund and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. To the extent the Fund holds Temporary Investments, it may not achieve its investment objective.

  Financial Futures and Options Transactions. The Fund may enter into finan-cial futures contracts and invest in options on financial futures contracts that are traded on a U.S. exchange or board of trade. Such investments, if any, by the Fund will be made solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions and where the transactions are economi-cally appropriate to the reduction of risks inherent in the management of the Fund. The futures contracts or options on futures contracts that may be entered into by the Fund will be restricted to those that are either based on a municipal bond index or relate to debt securities the prices of which are anticipated by the Adviser to correlate with the prices of the Municipal Bonds owned or to be purchased by the Fund.

  In entering into a financial futures contract, the Fund will be required to deposit with the broker through which it undertakes the transaction an amount of cash or cash equivalents equal to approximately 5% of the contract amount. This amount, which is known as "initial margin," is subject to change by the exchange or board of trade on which the contract is traded, and members of the exchange or board of trade may charge a higher amount. Initial margin is in the nature of a per-formance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obli-gations have been satisfied. In accordance with a process known as "marking-to-market," subsequent payments known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing posi-tion in the contract.

  A financial futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified property at a specified price, date, time and place. Unlike the direct investment in a futures contract, an option on a financial futures contract gives the pur-chaser the right, in return for the premium paid, to assume a position in the financial futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on financial futures contracts is limited to the premium paid for the option (plus transaction costs). The value of the option may change daily and that change would be reflected in the net asset value of the Fund.

  Regulations of the Commodity Futures Trading Commission applicable to the Fund require that its transactions in financial futures contracts and options on financial futures contracts engaged in for other than bona fide hedging purposes be limited such that no such transactions may be entered into by the Fund if the aggregate initial margin deposits and premiums paid by the Fund exceed 5% of the market value of its assets. In addition, the Fund will, with respect to its purchases of financial futures contracts, establish a segre-gated account consisting of cash or cash equivalents in an amount equal to the total market value of the futures contracts, less the amount of initial margin on deposit for the contracts.

  Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial organizations. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or obligations of the United States government or its agen-cies and instrumentalities ("U.S. government securities") which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. By lending its portfolio securities, the Fund will seek to generate income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securi-ties are used as collateral. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the Adviser to be of good standing and will not be made useless, in the judgement of the Adviser, the consideration to be earned from such loans would justify the risk.

  Year 2000. The investment management services provided to the Fund by the Adviser and the services provided to shareholders by Smith Barney depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That fail-ure could have a negative impact on the Fund's operations, including the han-dling of securities trades, pricing and account services. The Adviser and Smith Barney have advised the Fund that they have been reviewing all of their com-puter systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, the Adviser has been advised by the Fund's cus-todian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Adviser, Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund or shareholder services at that time.

  In addition, the ability of issuers to make timely payments of interest and principal or to continue their operations or services may be impaired by the inadequate preparation of their computer systems for the year 2000. This may adversely affect the market values of securities of specific issuers or of securities generally if the inadequacy of preparation is perceived as wide-spread or as affecting trading markets.

OREGON MUNICIPAL SECURITIES


  The interest on Oregon Municipal Securities is, in the opinion of bond coun-sel to the issuers, excluded from gross income for Federal income tax purposes and exempt from Oregon state personal income tax, and for that reason generally is fixed at a lower rate than it would be if it were subject to such taxes. Interest income on certain municipal securities (including Oregon Municipal Securities) is a specific tax preference item for purposes of the Federal individual and corporate alternative minimum taxes.

  CLASSIFICATIONS

  The two principal classifications of Oregon Municipal Securities are "gen-eral obligation bonds" and "revenue bonds." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the rev-enues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the issuer's general taxing power. Sizable investments in such obligations could involve an increased risk to the Fund should any of such related facilities experience financial difficulties. In addition, cer-tain types of private activity bonds issued by or on behalf of public authori-ties to obtain funds for privately operated facilities are included in the term Oregon Municipal Securities, provided the interest paid thereon is excludable from gross income for Federal income tax purposes and exempt from Oregon state personal income tax. Private activity bonds generally do not carry the pledge of the credit of the issuing municipality.

  SPECIAL CONSIDERATIONS

  The Fund normally will invest at least 65% of its total assets in Oregon Municipal Securities, and therefore it is more susceptible to factors adversely affecting issuers of Oregon Municipal Securities than a tax-exempt mutual fund that is not concentrated in issuers of Oregon Municipal Securities to this degree.

VALUATION OF SHARES


  The Fund's net asset value per share is determined as of the close of regu-lar trading on the NYSE, on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to each Class by the total number of shares of that Class outstanding.

  When, in the judgment of the pricing service, quoted bid prices for invest-ments are readily available and are representative of the bid side of the mar-ket, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the pricing service, there is no readily obtainable market quotation (which may constitute a majority of the portfolio securities) are carried at fair value based on securities of similar type, yield and maturity. Pricing services generally determine value by reference to transactions in municipal obligations, quotations from munici-pal bond dealers, market transactions in com-parable securities and various relationships between securities. Short-term investments that mature in 60 days or less are valued at amortized cost when-ever the Trustees determine that amortized cost is fair value. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Securities and other assets that are not priced by a pricing service and for which market quotations are not available will be valued in good faith at fair value by or under direction of the Fund's Board of Trustees. Further information regarding the Fund's valuation policies is contained in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES


 DIVIDENDS AND DISTRIBUTIONS

  The Fund's policy is to declare and pay exempt-interest dividends monthly. Dividends from net realized capital gains, if any, will be distributed annual-ly. The Fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains, in order to avoid a Federal excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or CDSC.

  The per share amounts of the exempt-interest dividends on Class B and Class L shares may be lower than on Class A and Class Y shares, mainly as a result of the distribution fees applicable to Class B and Class L shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares may be lower than on Class Y shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same across all Classes of Fund shares (A, B, L and Y).

 TAXES

  The following is a summary of the material federal tax considerations affect-ing the Fund and Fund shareholders. Please refer to the SAI for further discus-sion. In addition to the considerations described below and in the SAI, there may be other federal, state, local, or foreign tax applications to consider. Because taxes are a complex matter, prospective shareholders are urged to con-sult their tax advisors for more detailed information with respect to the tax consequences of any investment.

  The Fund intends to qualify, as it has in prior years, under Subchapter M of the Code, for tax treatment as a regulated investment company. In each taxable year that the Fund qualifies, so long as such qualification is in the best inter-ests of its shareholders, the Fund will pay no federal income tax on its net investment income and long-term capital gain that is distributed to sharehold-ers. The Fund also intends to satisfy conditions that will enable it to pay "exempt-interest dividends" to shareholders. Exempt-interest dividends are generally not subject to regular federal income taxes, although they may be considered taxable for certain state and local income (or intangible) tax pur-poses. Oregon resident shareholders will not be subject to Oregon personal income tax on exempt-interest dividends attributable to municipal obligations of Oregon and its political subdivisions, as well as certain other Federal obligations considered exempt for Oregon purposes. Exempt-interest dividends are not excluded in determining Oregon State income and franchise (excise) taxes on corporations and financial institutions.

  Exempt-interest dividends attributable to interest received by the Fund on certain "private-activity" bonds will be treated as a specific tax preference item to be included in a shareholder's alternative minimum tax computation. All exempt-interest dividends will be a component of the "current earnings" adjustment item for purposes of the Federal corporate alternative minimum tax. Exempt-interest dividends derived from the interest earned on private activity bonds will not be exempt from federal income tax for those shareholders who are "substantial users" (or persons related to "substantial users") of the facilities financed by these bonds.

  Shareholders who receive social security or equivalent railroad retirement benefits should note that exempt-interest dividends are one of the items taken into consideration in determining the amount of these benefits that may be subject to federal income tax.

  The interest expense incurred by a shareholder on borrowing made to purchase or carry Fund shares are not deductible for federal income tax purposes to the extent related to the exempt-interest received on such shares.

  Dividends, if any, paid by the Fund from interest income on taxable invest-ments, net realized short-term securities gains, and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds are subject to federal income tax as ordinary income. Distributions, if any, from net realized long-term securities gains, derived from the sale of bonds held by the Fund for more than one year, are taxable as long-term capi-tal gains, regardless of the length of time a shareholder has owned Fund shares.

  Shareholders are required to pay tax on all taxable distributions even if those distributions are automatically reinvested in additional Fund shares. None of the dividends paid by the Fund will qualify for the corporate divi-dends received deduc-tion. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

  A shareholder's gain or loss on the disposition of Fund shares (whether by redemption, sale or exchange), generally will be a long-term or short-term gain or loss depending on the length of time the shares had been owned at dis-position. Losses realized by a shareholder on the disposition of Fund shares owned for six months or less will be treated as a long-term capital loss to the extent a capital gain dividend had been distributed on such shares.

  The Fund is required to withhold ("backup withholding") 31% of all taxable dividends, capital gain distributions, and the proceeds of any redemption, regardless of whether gain or loss is realized upon the redemption, for share-holders who do not provide the Fund with a correct taxpayer identification number (social security or employer identification number). Withholding from taxable dividends and capital gain distributions also is required for share-holders who otherwise are subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholders' federal income return.

PURCHASE OF SHARES

 SALES CHARGE ALTERNATIVES

  The following Classes of shares are available for purchase through this Pro-spectus. See "Prospectus Summary--Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to pur-chase.

  CLASS A SHARES. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                                                                     DEALER'S
                          SALES CHARGE AS   SALES CHARGE AS A %   REALLOWANCE AS
  AMOUNT OF INVESTMENT   A % OF TRANSACTION OF AMOUNT INVESTED  % OF OFFERING PRICE
-----------------------------------------------------------------------------------
  Less than - $ 25,000          4.00%              4.17%               3.60%
  $ 25,000 - $ 49,999           3.50               3.63                3.15
  $ 50,000 - $ 99,999           3.00               3.09                2.70
  $100,000 - $249,999           2.50               2.56                2.25
  $250,000 - $499,999           1.50               1.52                1.35
  $500,000 and over              *                   *                   *
-----------------------------------------------------------------------------------

* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of CDSC."

  Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended (the "1933 Act"). The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

  CLASS B SHARES. Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

  CLASS L SHARES. Class L shares are sold with an initial sales charge of 1% (which is equal to 1.01% of the amount invested) and are subject to a CDSC pay-able upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 25, 1999 purchases of Class L shares by investors who were holders of Class C shares of the Fund on June 12, 1998 will not be subject to the 1% front-end sales charge

  CLASS Y SHARES. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $15,000,000 (except purchase of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount).

 GENERAL

  Purchases of Fund shares must be made through a brokerage account maintained with Smith Barney, an Introducing Broker or an investment dealer in the selling group. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Smith Barney and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data" or the "Transfer Agent") are not subject to a maintenance fee.

  Investors in Class A, Class B and Class L shares may open an account in the Fund by making an initial investment of at least $1,000. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Sub-sequent investments of at least $50 may be made for all Classes. For sharehold-ers purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Travel-ers and its subsidiaries, including Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual Funds and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to pur-chase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Transfer Agent. Share certificates are issued only upon a shareholder's written request to the Transfer Agent. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.

  Purchase orders received by the Fund of Smith Barney prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset val-ue, are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or Introducing Brokers prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or Smith Barney prior to Smith Barney's close of business. For shares purchased through Smith Barney or Intro-ducing Brokers purchasing through Smith Barney, payment for Fund shares is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

 SYSTEMATIC INVESTMENT PLAN

  Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or the Transfer Agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder to provide for systematic additions to the shareholders' Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or the Transfer Agent. The Sys-tematic Investment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Addi-tional information is available from the Fund or a Smith Barney Financial Con-sultant.

 SALES CHARGE WAIVERS AND REDUCTIONS

 INITIAL SALES CHARGE WAIVERS

  Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Travelers and its subsidiaries and any Travelers Affiliated Funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repur-chase, (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the rein-vestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Travelers; and (f) purchases by investors participating in a Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verifi-cation that the purchase would qualify for the elimination of the sales charge.

 RIGHT OF ACCUMULATION

  Class A shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregat-ing the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of funds sponsored by Smith Barney which are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide suffi-cient information at the time of purchase to permit verification that the pur-chase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

 GROUP PURCHASES

  Upon completion of certain automated systems, a reduced sales charge or pur-chase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the mini-mum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above under "Sales Charge Alternatives--Class A Shares" and will be based upon the aggregate sales of Class A shares of Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligi-ble for such reduced sales charges or to purchase at net asset value, all pur-chases must be pursuant to an employee or partnership sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions. Smith Barney may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions that Smith Barney will realize economies of sales efforts and sales related expenses. An individ-ual who is a member of a qualified group may also purchase Class A shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring Fund shares at a discount and (c) satisfies uniform crite-ria which enable Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, and must agree to include sales and other materials related to the Fund in its publications and mailings to members at no cost to Smith Barney. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discre-tion of Smith Barney.

 LETTER OF INTENT

  Class A Shares. A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made dur-ing the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges pre-viously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Smith Barney Financial Consultant or the Transfer Agent to obtain a Letter of Intent application.

  Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13 month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the Fund's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Barney Financial Consultant or the Transfer Agent for further information.

 DEFERRED SALES CHARGE PROVISIONS

  "CDSC Shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a CDSC. A CDSC may be imposed on certain redemptions of these shares.

  Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions;
(c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

  Class A shares and Class L shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith

Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

     YEAR SINCE PURCHASE
     PAYMENT WAS MADE      CDSC
--------------------------------
     First                 4.50%
     Second                4.00
     Third                 3.00
     Fourth                2.00
     Fifth                 1.00
     Sixth and thereafter  0.00
--------------------------------

  Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such pro-portion of Class B Dividend Shares owned by the shareholders as the total num-ber of his or her Class B shares converting at the time bears to the total num-ber of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary--Alternative Purchase Arrangements-- Class B Shares Conversion Feature."

  The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Smith Barney.

  To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 addi-tional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

 WAIVERS OF CDSC

  The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) au-tomatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

  CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

EXCHANGE PRIVILEGE


  Except as otherwise noted below, shares of each Class may be exchanged at the net asset value next determined for shares of the same Class in the following Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are sub-ject to the other requirements of the fund into which exchanges are made.

 FUND NAME

 Growth Funds

    Concert Peachtree Growth Fund

    Concert Social Awareness Fund

    Smith Barney Aggressive Growth Fund Inc.

    Smith Barney Appreciation Fund Inc.

    Smith Barney Balanced Fund

    Smith Barney Contrarian Fund

    Smith Barney Convertible Fund

    Smith Barney Fundamental Value Fund Inc.

    Smith Barney Funds, Inc.--Large Cap Value Fund

    Smith Barney Large Cap Blend Fund

    Smith Barney Large Capitalization Growth Fund

    Smith Barney Mid Cap Blend Fund

    Smith Barney Natural Resources Fund Inc.

    Smith Barney Premium Total Return Fund

    Smith Barney Small Cap Blend Fund, Inc.

    Smith Barney Special Equities Fund

 Taxable Fixed-Income Funds

    **Smith Barney Adjustable Rate Government Income Fund

    Smith Barney Diversified Strategic Income Fund

    ++Smith Barney Funds, Inc.--Short-Term High Grade Bond Fund

    Smith Barney Funds, Inc.--U.S. Government Securities Fund

    Smith Barney Government Securities Fund

    Smith Barney High Income Fund

    Smith Barney Investment Grade Bond Fund

    Smith Barney Managed Governments Fund Inc.

    Smith Barney Total Return Bond Fund

 Tax-Exempt Funds

    Smith Barney Arizona Municipals Fund Inc.

    Smith Barney California Municipals Fund Inc.

    *Smith Barney Intermediate Maturity California Municipals Fund

    *Smith Barney Intermediate Maturity New York Municipals Fund

    Smith Barney Managed Municipals Fund Inc.

    Smith Barney Massachusetts Municipals Fund

    Smith Barney Municipal High Income Fund

    Smith Barney Muni Funds--Florida Portfolio

    Smith Barney Muni Funds--Georgia Portfolio

    *Smith Barney Muni Funds--Limited Term Portfolio

    Smith Barney Muni Funds--National Portfolio

    Smith Barney Muni Funds--New York Portfolio

    Smith Barney Muni Funds--Pennsylvania Portfolio

    Smith Barney New Jersey Municipals Fund Inc.

 Global-International Funds

    Smith Barney Hansberger Global Small Cap Value Fund

    Smith Barney Hansberger Global Value Fund

    Smith Barney World Funds, Inc.--Emerging Markets Portfolio

    Smith Barney World Funds, Inc.--European Portfolio

    Smith Barney World Funds, Inc.--Global Government Bond Portfolio

    Smith Barney World Funds, Inc.--International Balanced Portfolio

    Smith Barney World Funds, Inc.--International Equity Portfolio

    Smith Barney World Funds, Inc.--Pacific Portfolio

 Smith Barney Concert Allocation Series Inc.

    Smith Barney Concert Allocation Series Inc.--Balanced Portfolio

    Smith Barney Concert Allocation Series Inc.--Conservative Portfolio

    Smith Barney Concert Allocation Series Inc.--Global Portfolio

    Smith Barney Concert Allocation Series Inc.--Growth Portfolio

    Smith Barney Concert Allocation Series Inc.--High Growth Portfolio

    Smith Barney Concert Allocation Series Inc.--Income Portfolio

 Money Market Funds

    +Smith Barney Exchange Reserve Fund

    ++Smith Barney Money Funds, Inc.--Cash Portfolio

    ++Smith Barney Money Funds, Inc.--Government Portfolio

    ***Smith Barney Money Funds, Inc.--Retirement Portfolio

    ++Smith Barney Municipal Money Market Fund, Inc.

    ++Smith Barney Muni Funds--California Money Market Portfolio

    ++Smith Barney Muni Funds--New York Money Market Portfolio
--------------------------------------------------------------------------------

   *Available for exchange with Class A, Class L and Class Y shares of the Fund.

  **Available for exchange with Class A and Class B shares of the Fund.

 ***Available for exchange with Class A shares of the Fund.

   +AVAILABLE FOR EXCHANGE WITH CLASS B AND CLASS L SHARES OF THE FUND.

  ++AVAILABLE FOR EXCHANGE WITH CLASS A AND CLASS Y SHARES OF THE FUND.

  Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by the Fund, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

  Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the Fund that have been exchanged.

  Class A and Class Y Exchanges. Class A and Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respec-tive Class in any of the funds identified above may do so without imposition of any charge.

  Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Fund's performance and its shareholders. The Adviser may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Fund's other shareholders. In this event, the Adviser may, at its discretion, decide to limit additional purchases and/or exchanges by a shareholder.

Upon such a determination, the Fund will provide notice in writing or by tele-phone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the Fund or (b) remain invested in the Fund or exchange into any of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

  Certain shareholders may be able to exchange shares by telephone. See "Re-demption of Shares--Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined, plus any applicable sales charge differential. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all support-ing documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

REDEMPTION OF SHARES


  The Fund is required to redeem the shares of the Fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

  If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemp-tion proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

  Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Finan-cial Consultant, Introducing Broker or dealer in the selling group or by sub-mitting a written request for redemption to:

 Smith Barney Oregon Municipals Fund

 Class A, B, L or Y (please specify)
 c/o First Data Investor Services Group, Inc.
 P.O. Box 5128
 Westborough, Massachusetts 01581-5128

  A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are regis-tered. If the shares to be redeemed were issued in certificate form, the cer-tificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the Transfer Agent together with the redemption request. Any signature appearing on a share certificate, stock power or on a written redemption request in excess of $10,000 must be guaranteed by an eligi-ble guarantor institution such as a domestic bank, savings and loan institu-tion, domestic credit union, member bank of the Federal Reserve System or mem-ber firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The Transfer Agent may require addi-tional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the Transfer Agent receives all required documents in proper form.

TELEPHONE REDEMPTION AND EXCHANGE PROGRAM FOR SHAREHOLDERS WHO DO NOT HAVE A SMITH BARNEY BROKERAGE ACCOUNT

  Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the Trans-fer Agent at (800) 451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone Wire Authorization Form, including a sig-nature guarantee, that will be provided by the Transfer Agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with a signature guarantee when making his/her initial investment in the Fund.)

  Redemptions. Redemption requests of up to $10,000 of any class or classes of the Fund's shares may be made by eligible shareholders by calling the Transfer

Agent at (800) 451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (New York time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

  A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

  Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the fund being acquired is identical to the registra-tion of the shares of the fund exchanged. Such exchange requests may be made by calling the Transfer Agent at (800) 451-2010 between 9:00 a.m. and 4:00 p.m. (New York time) on any day the NYSE is open.

  Additional Information regarding Telephone Redemption and Exchange
Program. Neither the Fund nor its agents will be liable for following instruc-tions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

 AUTOMATIC CASH WITHDRAWAL PLAN

  The Fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. The withdrawal plan will be carried over on exchanges between funds or Classes of the Fund. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. (With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the shareholder's shares sub-ject to the CDSC.) For further information regarding the automatic cash with-drawal plan, shareholders should contact a Smith Barney Financial Consultant or their financial consultant, Introducing Broker or dealer in the selling group.

MINIMUM ACCOUNT SIZE


  The Fund reserves the right to involuntarily liquidate any shareholder's account in the Fund if the aggregate net asset value of the shares held in the Fund account is less than $500. (If a shareholder has more than one account in this Fund, each account must satisfy the minimum account size.) The Fund, how-ever, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

PERFORMANCE


 YIELD

  From time to time, the Fund may advertise its 30-day "yield" and "equivalent taxable yield" for each Class of shares. The yield refers to the income gener-ated by an investment in those shares over the 30-day period identified in the advertisement and is computed by dividing the net investment income per share earned by the Class during the period by the maximum public offering price per share on the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

  The equivalent taxable yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Fund's tax-exempt yield for each Class. It is calculated by increasing the yield shown for the Class to the extent necessary to reflect the payment of taxes at specified tax rates. Thus, the equivalent taxable yield always will exceed the Fund's yield.

 TOTAL RETURN

  From time to time, the Fund may include its total return, average annual total return and current dividend return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and

Class Y shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specific period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund calculates current dividend return for each Class by annualizing the most recent monthly distribution and dividing by the net asset value of the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The current dividend return for each Class may vary from time to time depending on market conditions, the com-position of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing a Class' current return to yields published for other investment companies and other investment vehicles. The Fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds or other industry publications.

MANAGEMENT OF THE FUND


 BOARD OF TRUSTEES

  Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Trustees. The Trustees approve all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated by the Board to the Fund's investment adviser and administrator. The SAI contains background information regarding each Trustee and executive officer of the Fund.

 INVESTMENT ADVISER AND ADMINISTRATOR

  The Fund's investment adviser, MMC, is a registered investment adviser whose principal executive offices are located at 388 Greenwich Street, New York, New York 10013. MMC was incorporated in March, 1968 under the laws of Delaware and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of July 31, 1998 in excess of $100 billion.

  Subject to the supervision and direction of the Fund's Board of Trustees, the Adviser manages the Fund's portfolio in accordance with the Fund's stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities and employs professional portfo-lio managers and securities analysts who provide research services to the Fund. For investment advisory services rendered, the Fund pays the Adviser a fee at an annual rate of 0.30% of the value of the Fund's average daily net assets. This fee is computed daily and paid monthly. For the fiscal year ended April 30, 1998, the Adviser waived a portion of the investment advisory fees equal to 0.28% of the value of the average daily net assets of the Fund.

  MMC also serves as the Fund's administrator and oversees all aspects of the Fund's administration. For administration services rendered, the Fund pays MMC a fee at the following annual rates of average daily net assets: 0.20% to $500 million and 0.18% of the value of its average daily net assets in excess of $500 million. This fee is computed daily and paid monthly. For the fiscal year ended April 30, 1998, MMC waived a portion of the administration fees equal to 0.18% of the value of the average daily net assets of the Fund.

 PORTFOLIO MANAGEMENT

  Peter M. Coffey, an Investment Officer of MMC and a Managing Director of Smith Barney, has served as Vice President and Investment Officer of the Fund since it commenced operations, and manages the day-to-day operations of the Fund, including making all investment decisions.

  Management's discussion and analysis, and additional performance information regarding the Fund during the fiscal period ended April 30, 1998 is included in the Annual Report dated April 30, 1998. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Consul-tant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

  On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction has been approved by the stockholders of each of the Travelers and Citicorp. Upon con-summation of the merger, the surviving corporation would be a bank holding com-pany subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations. Although the effects of the merger of Travelers and Citicorp and compliance with the requirements of the BHCA and the Glass-Steagall Act are still under review, the Adviser does not believe that its compliance with applicable law following the merger of Travelers and Citicorp will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory serv-ices that it currently receives.

DISTRIBUTOR

  Smith Barney is located at 388 Greenwich Street, New York, New York 10013. Smith Barney distributes shares of the Fund as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Fund under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid a service fee with respect to Class A, Class B and Class L shares of the Fund at the annual rate of 0.15% of the average daily net assets of the respective Class. Smith Barney is also paid a distribution fee with respect to Class B and Class L shares at the rate of 0.50% and 0.55%, respectively, of the average daily net assets attributable to those Classes. Class B shares which automatically con-vert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee. The fees are used by Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B and Class L shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other per-sons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney in connection with the sale of Fund shares, including lease, util-ity, communications and sales promotion expenses.

  The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to Class A, Class B and Class L shares, a con-tinuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling different Classes of shares.

  Payments under the Plan are not tied exclusively to the distribution and shareholder service expenses actually incurred by Smith Barney and the payments may exceed distribution expenses actually incurred. The Fund's Trustees will evalu-ate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the Plan and proceeds of the CDSC.

  The Glass-Steagall Act currently prohibits certain financial institutions from underwriting securities of open-end investment companies, such as the Fund. Therefore, in connection with the anticipated merger of Travelers and Citicorp and as a consequence of the anticipated applicability of the BHCA and the Glass-Steagall Act, the Fund plans to retain the services of a new entity (which is not otherwise affiliated with Travelers) to act as distributor of the Fund's shares.

ADDITIONAL INFORMATION


  The Fund was organized on March 10, 1994 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The Fund is registered with the SEC as a non-diversified, open-end management investment company.

  Each Class of the Fund represents an identical interest in the Fund's invest-ment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees borne by each Class; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Board of Trustees does not anticipate that there will be any conflicts among the interests of the holders of the different Clas-ses. The Trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

  The Fund does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. The Trustees will call a meeting for any purpose upon written request of shareholders holding at least 10% of the Fund's outstanding shares, and the Fund will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the Fund will be voted on a Fund-wide basis on all matters except matters affecting only the interests of one Class.

  PNC Bank, National Association, located at 17th and Chestnut Streets, Phila-delphia, Pennsylvania 19103, serves as custodian of the Fund's investments.

  First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

  The Fund sends to each of its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Fund at the end of the reporting period. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consol-idation to apply to their account should contact their Financial Consultants or the Transfer Agent.

                                                SMITH BARNEY
                                                --------------------------------

                                                A Member of TravelersGroup[LOGO]





                                             SMITH BARNEY OREGON MUNICIPALS FUND

                                                            388 Greenwich Street
                                                        New York, New York 10013

                                                                FD0543 8/98